Exhibit 10.58

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 7, 2007 and amends in certain respects that certain Second Amended and Restated Credit Agreement, dated as of June 29, 2006, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (the “Borrower”), each of the financial institutions that is, or pursuant to the terms thereof may become, a party as a Bank thereto (individually, a “Bank”, and collectively, the “Banks”), NATIONAL CITY BANK (“NatCity”), in its capacity as Administrative Agent for the Banks (the “Administrative Agent”) and as Security Agent for the Banks (as successor to Fortis Bank (Nederland) N.V., the “Security Agent”), as amended by that certain First Amendment to Second Amended and Restated Credit Agreement and Joinder Agreement, dated as of December 13, 2006, by and among the Borrower, the Banks, the Administrative Agent and the Security Agent (as the same may from time to time be amended, supplemented or otherwise modified, the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, pursuant to a memorandum from the Borrower dated April 27, 2007 (the “Amendment Request”), a copy of which is annexed here to as Exhibit A, the Borrower has requested the consent of the Agents and the Banks to reduce the rate of interest on the Loans provided under the Credit Agreement and extend the maturity date on the Loans, as well as certain other matters; and

WHEREAS, the Agents and the Banks are willing to provide such consent, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

Section 2.  Amendments to Credit Agreement.  Pursuant to section 11.05 of the Credit Agreement, and subject to the terms and conditions of this Amendment, including, without limitation, Section 3 and Section 4 hereof, the Agents and the Banks by their signatures below hereby agree that the Credit Agreement shall be amended as follows:

Section 2.1.           Amendment to Certain Defined Terms.  Section 1.01 of the Credit Agreement is hereby amended as follows:

(a)           With respect to the definition of “Applicable Margin,” by amending and restating the table therein to read in its entirety as follows:

	Base Rate Loans	LIBOR Loans
If the Total Leverage Ratio is less than 4.0	0.0%	1.75%
If the Total Leverage Ratio is equal to or greater than 4.0	0.25%	2.25%

(b)           With respect to the definition of “Commitment Termination Date,” by deleting “June 30, 2008” and inserting in lieu thereof “June 30, 2009”.

(c)           With respect to the definition of “LIBOR,” by deleting the parenthetical “(rounded upwards, if necessary, to the nearest 1/16 of 1%)” in each instance where it appears therein.

(d)           With respect to the definition of “LIBOR Loan,” by deleting “LIBOR Rate” and inserting in lieu thereof “Adjusted LIBOR Rate”.

(e)           With respect to the definition of “LIBOR Reserve Percentage,” by deleting “LIBOR Rate” and inserting in lieu thereof “Adjusted LIBOR Rate”.

(f)            With respect to the definition of “Post-Default Rate,” by deleting “LIBOR Rate” and inserting in lieu thereof “Adjusted LIBOR Rate”.

Section 2.2.           Addition of Certain Defined Terms.  Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following defined term:

“‘Adjusted LIBOR Rate’ shall mean, with respect to any LIBOR Loan, LIBOR divided by one minus the LIBOR Reserve Percentage.”

Section 2.3.           Amendment relating to Revolving Loans; Commitment; Term Loans.  Section 2.01(a) is hereby amended by deleting “two hundred fifty million ($250,000,000)” and inserting in lieu thereof “three hundred million ($300,000,000)”.

Section 2.4.           Amendment relating to Fees.  Section 2.05(a) is hereby amended by deleting “0.50% per annum” and inserting in lieu thereof “(i) 0.50% per annum, if the Unused Commitment is equal to or less than 50%, or (ii) 0.25% per annum, in the Unused Commitment is greater than 50%,”.

Section  2.5.          Amendment relating to Interest.  Clause (i) of Section 2.10(a) is hereby amended by deleting “LIBOR Rate” and inserting in lieu thereof “Adjusted LIBOR Rate”.

Section 2.6.           Amendment relating to Indebtedness. Section 7.01(d) of the Credit Agreement is hereby amended by deleting “$342,000,000” and inserting in lieu thereof “$600,000,000”.

Section 2.7.           Amendment relating to Redemptions; Dividends.  The proviso in Section 7.07(a) of the Credit Agreement is hereby amended by adding “its issued and outstanding shares of Preferred Stock, at an aggregate cost to the Borrower for such repurchase in any calendar year (commencing with the calendar year 2007) not to exceed $5,000,000, or” immediately following the reference to “repurchase” in the first line thereof.

Section 2.8.           Amendment relating to Additional Banks.  Section 10.01 of the Credit Agreement is hereby amended by adding “To the extent permitted by Section 2.01(a),” at the beginning of the first sentence thereof.

Section 2.9.           Amendment relating to Modifications, Consents and Waivers; Entire Agreement.  Section 11.05(a) of the Credit Agreement is hereby amended by deleting “Section 2.01” and inserting in lieu thereof “Section 2.01(a)” in the first proviso therein.

Section 2.10.        Amendment relating to Schedules.  Schedule 1.01(c) of the Credit Agreement is hereby amended as follows:

(a)           With respect to clause (a) thereof, by adding “, Mexico” immediately following the reference therein to “United States”.

(b)           With respect to clause (d) thereof, by (i) deleting the parenthetical “(including Mexico),” (ii) deleting each other reference therein to “Mexico” and (iii) deleting “25%” and inserting in lieu thereof “30%”.

(c)           With respect to clause (f) thereof:

(i)            by adding “in Mexico or” immediately following the reference to “chief executive offices are” in the third line thereof.

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(ii)           by amending and restating the first proviso therein to read in its entirety as follows:

“provided that the aggregate amount includible in the Asset Base of Net Book Value of Eligible Engines and Eligible Equipment subject to Eligible Leases to Lessees domiciled or whose chief executive offices are located in (A) any one of the following countries shall not exceed 20% of the Asset Base: (I) the People’s Republic of China or (II) Brazil and (B) any one of the following countries shall not exceed 15% of the Asset Base: (I) Mexico, (II) Republic of India or (III) South Korea.”

Section 3.              Representations and Warranties.  In order to induce the Agents and the Banks to execute this Amendment, the Borrower hereby represents and warrants to the Agents and the Banks as follows, which representations and warranties shall survive the execution and delivery of this Amendment:

(a)           The information provided in the Amendment Request is true and complete.

(b)           All representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects as if made on and as of the date hereof and will be true and correct after giving effect to Section 2 hereof as if restated at and as of the date thereof (except in each case for representations and warranties which by their terms are expressly applicable to an earlier date, in which event such representations and warranties shall be true and correct as of such earlier date).

(c)           It has power, and is duly authorized, to execute and deliver this Amendment, and to perform its obligations hereunder.

(d)           It has taken all necessary action (corporate or otherwise) to authorize this Amendment, and the execution, delivery and performance by it of this Amendment will not (i) violate or conflict with any provision of law or any rule or regulation, (ii) violate or conflict with any provision of its certificate of incorporation, or its by-laws or operating agreement, (iii) violate or conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or Governmental Authority, bureau or agency, domestic or foreign, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which it is a party, or by which it is bound or any of its properties or assets are affected or (iv) result in the imposition of any Lien of any nature whatsoever upon any of its properties or assets owned by or used in connection with its business, except for the Liens created and granted pursuant to the Security Documents.

(e)           This Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms.

(f)            No consent or approval of any Person (including, without limitation, any stockholder of the Borrower), other than any such consent or approval a copy of which has been delivered in form and substance satisfactory to the Administrative Agent, no filing with, action by, consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no filing with, action by, consent, license, approval, authorization or declaration of any Governmental Authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrower or the validity, enforcement or priority, of this Amendment (or any Lien created and granted or reaffirmed hereunder).

(g)           No Default or Event of Default has occurred and is continuing, or, after giving effect to this Amendment, shall exist.

(h)           No Material Adverse Change has occurred in the condition (financial or otherwise, determined pursuant to GAAP), operations, assets, income or prospects of the Borrower or its Subsidiaries since June 30, 2006.

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Section 4.  Effectiveness.  The effectiveness of the amendments set forth in Section 2 of this Amendment shall be conditioned upon the fulfillment to the satisfaction of the Administrative Agent of each of the following conditions:

(a)           The Administrative Agent shall have received counterparts of this Amendment executed by each of the parties required to execute the same pursuant to the Credit Agreement and the other Loan Documents.

(b)           The Administrative Agent shall have received certificates of the Secretary or an Assistant Secretary of the Borrower certifying (i) that attached thereto is a true and complete copy of resolutions adopted by the its Board of Directors authorizing the execution, delivery and performance of this Amendment and any other instrument, agreement or document to be executed by it in connection herewith, and (ii) as to the incumbency and genuineness of the signature of the officer of the Borrower executing this Amendment and any other instrument, agreement or documents executed in connection herewith, in form and substance satisfactory to the Administrative Agent.

(c)           Each of the Banks, or the Administrative Agent on behalf of each Bank, shall have received the fee to which such Bank is entitled in accordance with Annex A hereto.

Section 5.  Reference to and Effect on Loan Documents.  On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document within the definition thereof in the Credit Agreement.

Section 6.              Miscellaneous Provisions.

Section 6.1            Reaffirmation of Security Interest.  The Borrower hereby reaffirms as of the date hereof each and every security interest and Lien granted in favor of the Security Agent and the Banks under the Loan Documents, and agrees and acknowledges that such security interests and Liens shall continue from and after the date hereof and shall remain in full force and effect from and after the date hereof, in each case after giving effect to the Credit Agreement as amended by this Amendment, and the Obligations secured thereby and thereunder shall include the Borrower’s obligations under the Credit Agreement as amended by this Amendment.  Each such reaffirmed security interest and Lien remains and shall continue to remain in full force and effect and is hereby in all respects ratified and confirmed.

Section 6.2.           Further Assurances.  Each of the parties hereto hereby agrees, at the sole cost and expense of the Borrower, to do such further acts and things and to execute, deliver and acknowledge such additional agreements, powers and instruments as any party hereto may reasonably require to carry into effect the purposes of this Amendment.

Section 6.3.           Costs and Expenses.  The Borrower hereby agrees to pay all costs and expenses of the Agents (including attorneys’ fees and expenses) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

Section 6.4.           Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

Section 6.5.           Severability.  The invalidity, illegality or unenforceability in any jurisdiction of any provision in or obligation under this Amendment shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.  To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 6.6.           Counterparts.  This Amendment may be executed in two or more counterparts

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(and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.  Execution and delivery of this Amendment by facsimile transmission shall constitute execution and delivery of this Amendment for all purposes, with the same force and effect as execution and delivery of an originally manually signed copy thereof.

Section 6.7.           Headings; Binding Effect.  The headings of the several sections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.  The provisions of this Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns.

Section 6.8.           Consultation with Advisors.  The Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment.  This Amendment shall be construed without regard to any presumption or any rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

Section 6.9.           Entire Agreement.  This Amendment sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled, orally or otherwise, except as provided in the Credit Agreement.

[Remainder of page intentionally left blank; signatures on following pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWER:

WILLIS LEASE FINANCE CORPORATION,

By:	/s/ Brad Forsyth
	Name:	Brad Forsyth
	Title:	Senior Vice President
Chief Financial Officer

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AGENTS:

NATIONAL CITY BANK, as Administrative Agent, Security Agent and Swing Line Lender

By:	/s/ Christos Kytzidis
	Name:	Christos Kytzidis
	Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANKS:

NATIONAL CITY BANK

By:	/s/ Christos Kytzidis
	Name:	Christos Kytzidis
	Title:	Senior Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CALYON NEW YORK BRANCH,

By:	/s/ Brian Bolotin
	Name:	Brian Bolotin
	Title:	Managing Director

By:	/s/ Charles Moran
	Name:	Charles Moran
	Title:	Director

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CALIFORNIA BANK & TRUST,

By:	/s/ J. Michael Sullivan
	Name:	J. Michael Sullivan
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

KfW

By:	/s/
Name:
Title:

By:	/s/ Andreas Roth
	Name:	Andreas Roth
	Title:	Senior Project Manager

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITY NATIONAL BANK

By:	/s/ Jeanine A. Smith
	Name:	Jeanine A. Smith
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ALLIANCE & LEICESTER COMMERCIAL FINANCE PLC

By:	/s/ Martin Webb
	Name:	Martin Webb
	Title:	Head of Aviation

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH

By:	/s/ Alex Aupoix
	Name:	Alex Aupoix
	Title:	Vice President

By:	/s/ Adrienne Molloy
	Name:	Adrienne Molloy
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

HSH NORDBANK AG, NEW YORK BRANCH

By:	/s/ Edward J. McGarvey
	Name:	Edward J. McGarvey
	Title:	Senior Vice President Head of Aviation Americas

By:	/s/ Eric Dollman
	Name:	Eric Dollman
	Title:	Vice President Transportation Americas

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

STATE BANK OF INDIA, LOS ANGELES AGENCY

By:	/s/ K.S.S. Naidu
	Name:	K.S.S. Naidu
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LANDSBANKI ISLANDS HF.

By:	/s/ Hlynur Sigursvenuon
	Name:	Hlynur Sigursvenuon
	Title:	Senior Manager

By:	/s/ Arni Por Porbjörnsson
	Name:	Arni Por Porbjörnsson
	Title:	Senior Director-Legal Counsel

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS

By:	/s/ Antoine Treguer
	Name:	Antoine Treguer
	Title:	VP Aviation Finance Group

SIGNATURE PAGE TO SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ANNEX A

Bank	Commitment	Closing Fee
National City Bank	$35,000,000	$17,500
California Bank & Trust	$25,000,000	$12,500
KfW	$25,000,000	$12,500
Calyon New York Branch	$20,000,000	$10,000
City National Bank	$20,000,000	$10,000
Alliance & Leicester Commercial Finance Plc	$20,000,000	$10,000
Credit Industriel et Commercial, New York Branch	$20,000,000	$10,000
HSH Nordbank AG, New York Branch	$15,000,000	$7,500
State Bank of India, Los Angeles Agency	$15,000,000	$7,500
Landsbanki Islands hf.	$12,000,000	$6,000
BNP Paribas	$10,000,000	$5,000
TOTAL:	$217,000,000

EXHIBIT A

AMENDMENT REQUEST

[Attached hereto]